                                                                    Exhibit 99.1

Press Release

COURTSIDE ACQUISITION CORP. TO ACQUIRE AMERICAN COMMUNITY NEWSPAPERS LLC

New York, New York- January 24, 2007 - Courtside Acquisition Corp. ("Courtside")
(AMEX: CRB), a specified purpose acquisition company, today announced that it has signed a definitive asset purchase agreement with American Community
Newspapers LLC ("ACN").

Pursuant to the agreement, Courtside will acquire substantially all of the assets of ACN for $165.0 million. Courtside will also pay up to an additional
$15 million in cash if newspaper cash flow for 2008 ranges from $19 million (at which level the contingent payment is $1 million) to $21 million or greater (at which level the contingent payment will be $15 million). In addition, if the
Courtside stock price exceeds $8.50 per share for a specified period before July
7, 2009, ACN will receive an additional payment of $10 million. Following the closing of the transaction, expected in the second quarter of 2007, Courtside will be renamed American Community Newspapers Inc. and its securities are expected to trade on the American Stock Exchange. ACN is currently owned by
Spire Capital Partners, L.P., Wachovia Capital Partners and members of ACN's senior management.

ACN is a group of 73 publications, comprised of 60 weekly suburban newspapers, three daily newspapers and 10 niche publications, and operates in three highly attractive U.S. markets: Minneapolis - St Paul, Dallas - Ft. Worth and suburban
Washington DC - Northern Virginia. ACN's award winning group of publications reaches approximately 875,000 households in the suburban communities surrounding these major cities and enjoys market leading circulation penetration in each of its markets. ACN is focused on providing high quality, local editorial content to its readers and targeted advertising packages to local and national advertisers.

For the fiscal year ended December 31, 2006 (pro forma unaudited), ACN generated revenue of approximately $53.5 million and Newspaper Cash Flow and Adjusted
EBITDA of approximately $14.4 million and $12.9 million respectively. ACN experienced a compounded annual growth rate in revenue and Adjusted EBITDA from
2004 to fiscal 2006 of 7.1% and 20.6%, respectively.

Following the closing of the transaction, Gene Carr will become the Chief
Executive Officer and Chairman of the Board of Courtside. Dan Wilson will become
Chief Financial Officer and Jeff Coolman will be the Vice President of Sales and
Minneapolis Group Publisher of Courtside, holding the same positions they currently hold for ACN.

Gene Carr commented, "We are privileged to be able to continue our outstanding journalism and the commitment that we have in serving the needs of our readers, advertisers and other community constituents. ACN's dedicated staff of newspaper professionals has continued to produce award-winning newspapers and is widely recognized in the industry as one of the best at what they do in the suburban newspaper industry. The proposed transaction is a great opportunity for our staff and management. During the past 20 months, ACN has purchased four different newspaper groups and successfully launched new media operations in all of our markets. The new ownership structure in the public markets afford us increased resources and the ability to grow American Community Newspapers even faster by launching new newspapers in all three existing metro areas, to acquire other suburban newspapers in each market, as well as the ability to acquire or build similar suburban newspaper groups in other Top 50 markets in the U.S."

Messrs. Richard Goldstein and Bruce Greenwald, Chairman and President,
respectively, of Courtside, noted, "Courtside was targeting a business combination in the entertainment, media and communications industries, which would serve as a growth platform. ACN is an ideal choice. It has outstanding assets, a strong record of revenue, newspaper cash flow and EBITDA growth, and in our view, the best management team in the industry, led by Gene Carr, Dan
Wilson and Jeff Coolman. All three of these key executives have agreed to long term employment agreements with Gene becoming Chairman of our Board. We are confident in this team's ability to grow this already outstanding business. We fully expect that the combined resources of ACN's asset base and management's proven track record of performance will enable continued EBITDA and Newspaper
Cash Flow growth in at least the mid teens."

The acquisition will be financed by Courtside's cash on hand, including approximately $77.0 million held in trust for the exclusive use of effectuating our business combination, and acquisition financing in excess of $100 million for which commitments have been received from BMO Capital Markets, acting as
Sole Book Runner and Lead Arranger.

BMO Capital Markets served as principal financial advisor to Courtside in the transaction.

Courtside has received an opinion from Capitalink L.C., an independent investment banking firm, that the purchase price is fair, from a financial point of view, to Courtside's shareholders. The transaction is subject to Courtside's receiving stockholder approval of the transaction and customary closing conditions, including receipt of ACN's 2006 audited financial statements. The transaction is expected to close in the second quarter of 2007.

ABOUT COURTSIDE ACQUISITION CORP.

Courtside Acquisition Corp. was formed on March 18, 2005 to serve as a vehicle to effect a business combination with an operating business principally in the entertainment, media and communications industries. Courtside's registration statement for its initial public

offering was declared effective on June 30, 2005 and the offering closed on July
7, 2005, generating net proceeds of approximately $75.7 million from the sale of
13.8 million units, including the full exercise of the underwriters'
over-allotment option. Each unit was comprised of one share of Courtside common stock and two warrants, each with an exercise price of $5.00. As of December 31,
2006, Courtside held approximately $77.0 million in a trust account maintained by an independent trustee, which will be released to Courtside upon the consummation of the business combination.

FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Courtside, ACN and their combined business after completion of the proposed acquisition.
Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of
Courtside's and ACN's management, are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; paper and printing costs; fluctuations in customer demand; shifting of traditional media spending from print to new media; management of rapid growth; intensity of competition from other newspaper publishers; general or market specific economic conditions; geopolitical events and regulatory changes; changing interpretations of generally accepted accounting principles; outcomes of government reviews;
continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which ACN is engaged; as well as other relevant risks detailed in Courtside's filing with the Securities and Exchange Commission, including its reports on
Form 10-QSB and Form 10-K. The information set forth herein should be read in light of such risks. Additionally, ACN's financial information was prepared by
ACN as a private company, and derived from financial statements prepared in accordance with U.S. generally accepted accounting principles. Such financial information does not conform to SEC Regulation S-X. Accordingly, such historical information will be adjusted and presented differently in Courtside's proxy statement to solicit stockholder approval of the acquisition. Furthermore, this press release includes certain financial information (Adjusted EBITDA and
Newspaper Cash Flow) not presented in accordance with generally accepted accounting principles "GAAP"). Accordingly, such information may be materially different when presented in Courtside's proxy statement to solicit stockholder approval of the merger. Courtside believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of ACN to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. ACN's Adjusted EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one-time non-recurring items and exclusions. ACN's Newspaper Cash Flow was derived by taking earnings before corporate overhead expenses, interest, taxes, depreciation and amortization as adjusted for certain one-time non-recurring items and exclusions. In calculating the pro forma consolidated statements of
Adjusted EBITDA, acquisitions

(and a disposition) have been presented as if the acquisitions (and disposition)
were made as of the first day of the earliest fiscal year presented. Neither
Courtside nor ACN assumes any obligation to update the information contained in this press release.

ADDITIONAL INFORMATION

COURTSIDE'S STOCKHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE
PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE
BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. COPIES OF FILINGS BY COURTSIDE,
WHICH WILL CONTAIN INFORMATION ABOUT COURTSIDE AND ACN, WILL BE AVAILABLE
WITHOUT CHARGE ONLINE AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE
(http://www.sec.gov) AND BY MAIL THROUGH REQUESTS TO COURTSIDE ACQUISITION
CORP., 1700 BROADWAY, NEW YORK, NEW YORK 10019, ATTENTION: SECRETARY.

ABOUT THE SELLERS

Spire Capital Partners, L.P. is a $260 million private equity fund that invests in the media and communications industries. Wachovia Capital Partners is the principal investing affiliate of Wachovia Corporation. Wachovia Capital Partners has invested more than $2.5 billion since 1988.

                                      # # #

FOR MORE INFORMATION, PLEASE CONTACT RICHARD D. GOLDSTEIN AT 212-641-5018 OR
rgoldstein@alpinecapital.com OR BRUCE M. GREENWALD AT 212-641-5185 OR
bgreenwald@alpinecapital.com

                        AMERICAN COMMUNITY NEWSPAPERS LLC
                           CONSOLIDATED BALANCE SHEET

                                 (Unaudited) (1)
                             (Dollars in thousands)

                                                                             AS OF
                                                                       DECEMBER 31, 2006
                                                                       -----------------

ASSETS
Cash                                                                         $   548
Accounts receivable, net                                                       5,277
Inventories                                                                      373
Prepaid expenses and other                                                       276
                                                                             -------
   Total Current Assets                                                        6,474
                                                                             -------
Property, Plant, & Equipment, net                                              5,888
Goodwill                                                                      58,614
Intangible assets, net                                                        24,267
                                                                             -------
TOTAL ASSETS                                                                 $95,243
                                                                             =======
LIABILITIES AND MEMBERS' EQUITY
Accounts payable                                                             $ 1,231
Current portion, long term debt                                                5,917
Deferred revenue                                                                 839
Accrued expenses                                                               2,906
                                                                             -------
   Total Current Liabilities                                                  10,893
                                                                             -------
Long-term debt, less current portion                                          47,010
Total Liabilities                                                             57,903
Members' Equity Including Senior Preferred Units and Preferred Units          37,340
                                                                             -------
TOTAL LIABILITIES AND MEMBERS' EQUITY                                        $95,243
                                                                             =======

               AMERICAN COMMUNITY NEWSPAPERS LLC (AND PREDECESSOR)
                 CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA (2)

                                 (Unaudited) (1)
                             (Dollars in thousands)

                         FISCAL YEARS ENDED ON OR ABOUT DECEMBER 31,
                         -------------------------------------------
                               2004 (a)   2005 (a)     2006
                               --------   --------   --------
Revenue                        $ 34,195   $ 39,546   $ 52,194
Operating expenses               25,575     29,358     37,873
                               --------   --------   --------
   Newspaper cash flow            8,620     10,188     14,321
Corporate expenses                1,034      1,096      1,482
                               --------   --------   --------
Adjusted EBITDA                $  7,586   $  9,092   $ 12,839
                               --------   --------   --------

(a)  Does not include information with respect to ACN's Kansas City newspaper group, which was sold in December 2005.

               AMERICAN COMMUNITY NEWSPAPERS LLC (AND PREDECESSOR)
            PRO FORMA CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA (3)

                                 (Unaudited) (1)
                             (Dollars in thousands)

                         FISCAL YEARS ENDED ON OR ABOUT DECEMBER 31,
                         -------------------------------------------
                                   2004      2005      2006
                                 -------   -------   -------
Revenue                          $46,606   $49,805   $53,506
Operating expenses                36,687    38,547    39,101
                                 -------   -------   -------
   Newspaper cash flow             9,919    11,258    14,405
Corporate expenses                 1,034     1,096     1,482
                                 -------   -------   -------
Adjusted EBITDA                  $ 8,886   $10,162   $12,923
                                 -------   -------   -------

NOTES:
------

1.)  The financial statements have not been audited. They will differ from the financial statements which will be included in our proxy statement.

2.)  This presentation includes certain financial information (Adjusted EBITDA)
     not derived in accordance with GAAP. Courtside believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of ACN to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. ACN's Adjusted EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for discontinued operations and certain one-time non-recurring items and exclusions.

3.)  The pro forma consolidated statements of Adjusted EBITDA is presented with acquisitions (and a disposition) included as if the acquisitions (and disposition) were made as of the first day of the earliest fiscal year presented. See footnote 2 above for a definition of Adjusted EBITDA.